UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2017

CARDAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181719	45-4484428
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2800 Woodlawn Drive, Suite 129, Honolulu, Hawaii 96822

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (808) 457-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 31, 2017, the Board of Directors of Cardax, Inc. (the “Company”) promoted David M. Watumull to Chief Operating Officer of the Company, and, in such capacity, he will continue to serve as Assistant Treasurer and Assistant Secretary of the Company.

On August 31, 2017, the Board of Directors of the Company materially modified the material compensatory plans, contracts or arrangements (whether or not written) to which covered officers and directors of the Company are a party as described below.

The compensation arrangements of the Chief Executive Officer, Chief Operating Officer, Chief Science Officer, and Vice President, Research of the Company were amended so that, effective for all payroll periods payable from and after September 1, 2017, they will receive bi-weekly cash compensation as follows:

Title – Name	Bi-Weekly Cash Compensation
Chief Executive Officer – David G. Watumull	$7,212
Chief Operating Officer – David M. Watumull	$5,769
Chief Science Officer – Gilbert M. Rishton	$4,904
Vice President, Research – Timothy J. King	$4,904

The compensation arrangement with JBR Business Solutions, LLC, under which John B. Russell provides services to the Company and serves as the Company’s Chief Financial Officer, was amended on August 31, 2017 so that, effective September 1, 2017, the monthly cash compensation is equal to $5,250.

The compensation arrangements of the independent directors of the Company were amended so that, effective September 1, 2017, they will each receive quarterly equity compensation in arrears in the form of a grant of shares of the Company’s common stock or non-qualified stock options to purchase shares of the Company’s common stock under the 2014 Equity Compensation Plan based on the higher of the then current market price or $0.15 per share as follows:

Title – Name	Quarterly Equity Compensation
Chairman – George W. Bickerstaff, III	$18,750
Independent Director – Terence A. Kelly	$18,750
Independent Director – Michele Galen	$18,750

ITEM 7.01 REGULATION FD DISCLOSURE.

The Company announced today certain compensation changes.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in Exhibit 99.1 hereto are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

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Safe Harbor

This release may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of our company, are generally identified by use of words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “could,” “may,” “should,” “will,” “would,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. Some of the factors that could cause our actual results to differ from our expectations or beliefs include, without limitation, the risks discussed from time to time in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release dated September 7, 2017 (furnished herewith)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2017

CARDAX, INC.

By:	/s/ David G. Watumull
David G. Watumull Chief Executive Officer and President

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